                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      WARBURG, PINCUS JAPAN OTC FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                      WARBURG, PINCUS JAPAN OTC FUND, INC.
                              466 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3147

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                AUGUST 21, 1998

Dear Shareholders:

     A special meeting of the shareholders (the "Meeting") of the Warburg, Pincus Japan OTC Fund, Inc. (the "Fund") will be held on August 21, 1998, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 (12th Floor), or any adjournment thereof, for the following purposes:

          I. To approve or disapprove a new investment policy for the Fund (the "New Investment Policy"); and

          II. To transact such other business as may properly come before the meeting.


     The Board of Directors of the Fund (the "Board") recommends that you vote FOR approval of the New Investment Policy.



     The enclosed proxy is being solicited on behalf of the Board. The costs associated with this proxy are being paid for by Warburg Pincus Asset Management, Inc., the Fund's investment adviser. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on June 17, 1998, even if you currently do not own any shares. As a convenience to shareholders, you can now vote in any one of four ways:



     - Through the Internet at www.warburg.com;



     - By telephone, with a toll-free call to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-207-2872;


     - By mail, with the enclosed proxy; or

     - In person at the meeting.


     We encourage you to vote through the Internet or by telephone, using the account number that appears on your proxy card. These voting methods will reduce the time and costs associated with the proxy solicitation. Whichever method you choose, please read the full text of the proxy statement before you vote.


                                   By Order of the Board of Directors,

                                   Eugene P. Grace
                                   Vice President and Secretary

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 800-WARBURG (800-927-2874) OR BY WRITING TO THE FUND AT THE ABOVE ADDRESS.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE YOUR SHARES PROMPTLY NO MATTER HOW MANY SHARES YOU OWN. YOUR VOTE IS IMPORTANT.

                      WARBURG, PINCUS JAPAN OTC FUND, INC.
                              466 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3147
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                AUGUST 21, 1998
                            ------------------------


     This document is a proxy statement for Warburg, Pincus Japan OTC Fund, Inc. (the "Fund"), an open-end investment company having two classes of common stock. This proxy statement, which will be mailed to the Fund's shareholders on or about July 7, 1998 is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board") to be used at a special meeting of shareholders of the Fund and any adjournments thereof (the "Meeting"). The Meeting will be held on August 21, 1998 at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 (12th floor), for the purposes set forth in the Fund's enclosed Notice of Special Meeting of Shareholders.



     The costs of the Meeting (including the solicitation of proxies) will be paid by Warburg Pincus Asset Management, Inc., the Fund's investment adviser ("Warburg"). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund or its agents and regular employees of Warburg or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities. Warburg has retained the services of D.F. King & Co., Inc., at an approximate cost of $25,000, to assist in the solicitation of proxies.


     In connection with the solicitation of proxies by telephone, the Fund will attempt to employ this procedure only after other more cost effective means of soliciting shareholder approval have been exhausted. The Fund believes that this telephone voting system will comply with Maryland Law and will obtain an opinion of counsel to that effect prior to implementing such procedures.

     If the Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

     The persons named as proxies on the enclosed proxy card of the Fund will vote in accordance with the directions indicated thereon if your properly executed proxy is received by mail, by telephone or through the Internet. If you properly execute your proxy and give no voting instruction, your shares will be voted "FOR" the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting and will have the effect of a "no" vote. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" for the purposes of determining a quorum.

     Proxies, including those received by telephone or through the Internet, may be revoked at any time prior to their exercise by written notice to the Secretary of the Fund or by voting in person at the Meeting. In addition you can revoke a prior proxy simply by voting again -- using a proxy card, by telephone or through the Internet.

     Approval of the proposal set forth herein will require the affirmative vote of a majority of the outstanding voting securities of the Fund, voting in the aggregate without regard to class, in person or by proxy ("Majority Vote"). "Majority Vote" for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% or more of the shares present or represented by proxy at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. In the event a quorum is not present at the Meeting, or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies by the Fund may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy.


     Shareholders of record at the close of business on June 17, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting, even if they sold their Fund shares after the Record Date. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, the Fund had outstanding 7,275,624.386 Common Shares and 121.701 Advisor Shares. The persons who owned more than 5% of any class of the Fund's outstanding shares as of the Record Date, to the knowledge of the Fund, are set forth in EXHIBIT A hereto.


                                   PROPOSAL I
                       PROPOSAL TO APPROVE OR DISAPPROVE
                      A NEW INVESTMENT POLICY FOR THE FUND


     The shareholders of the Fund will be asked at the Meeting to approve a new investment policy, which was approved by the Board at a meeting held on June 10, 1998. Presently, the Fund will invest, under normal market conditions, at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter ("OTC") market, or the Frontier Market Japanese Second Section OTC Market (the "Frontier Market"). If the requisite shareholder approval is obtained, this investment policy will be eliminated, and the Fund will adopt a new investment policy, which will require instead that the Fund invest at least 65% of its total assets in common stocks, warrants and securities convertible into or exchangeable for common stocks of small-sized Japanese companies, whether traded on an exchange or OTC (the "New Investment Policy").


     The primary purpose of the proposal to adopt the New Investment Policy is to broaden the universe of small company investments for the Fund. The Board believes that Fund shareholders would benefit from the Fund's ability to seek a broader range of investment opportunities in Japan. Developments have occurred in the Japanese markets since 1994, when the Fund commenced investment operations. In 1994, it was anticipated that the JASDAQ would grow rapidly. Contrary to expectations, JASDAQ has not developed as had been anticipated and has been marked by persistent low trading volumes and a low volume of new issues. Securities of significant small companies are traded in the Second Section of the Tokyo Stock Exchange and on other securities exchanges in Japan, many of which have relatively greater liquidity. Modifying the Fund's current investment policy will provide the Fund with access to a greater variety of securities. This may permit greater portfolio diversification by industry and issuer and enhance portfolio choices.


     In connection with the adoption of the New Investment Policy, the Fund will consider a "Japanese company" to be a company (A) organized under the laws of Japan, (B) whose principal business activities are conducted in Japan and which derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Japan, or has at least 50% of its assets in Japan, or (C) which has issued securities that are traded principally in Japan. Warburg will determine the eligibility of Japanese companies under the foregoing definition based on publicly available information and inquiries made to the companies. Additionally, for purposes of the New Investment Policy, the Fund will consider a "small-sized" Japanese company to be one whose market capitalization, measured at the time the Fund purchases a security of that company, is no larger than the largest market capitalization of companies represented in either (i) the JASDAQ Index, (ii) the Second Section of the Tokyo Stock Exchange or (iii) the smaller one-half (deciles 6 through 10) of the First Section of the Tokyo Stock Exchange (the "Small-Cap Indexes"). Companies whose market capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Fund's policy of investing at least 65% of its assets in small-sized Japanese companies.

     The portion of the Fund's assets that is not invested in equity securities of small-sized Japanese companies may be invested in securities of other Japanese issuers or securities of companies in other Asian markets, in addition to the other instruments described in the Fund's Prospectus.

     If shareholder approval of the New Investment Policy is obtained, the name of the Fund will be changed from "Warburg, Pincus Japan OTC Fund, Inc." to "Warburg, Pincus Japan Small Company Fund, Inc." in order to reflect more accurately the broader investment focus of the Fund.

THE BOARD'S RECOMMENDATION


     The Board of the Fund believes that it is in the best interests of shareholders to approve the New Investment Policy and recommends that the Fund's shareholders vote FOR approval of Proposal I. In determining whether it was appropriate to approve the New Investment Policy and to recommend approval to the Fund's shareholders, the Board considered various matters and materials provided by Warburg. The Board considered that shareholders may have invested in the Fund expecting it to have a narrow investment focus on the OTC markets in Japan. The Board believed that these considerations were outweighed by several benefits that can be expected from operation of the New Investment Policy: (1) a broadened universe of small company investments with access to the same kind of companies found on the JASDAQ, (2) opportunities for greater diversification and
(3) access to more small company liquid investments. The Board also considered developments that Warburg explained had occurred in the JASDAQ since the Fund's inception (e.g., persistent low trading volumes and low volume of new issues). These developments have made the JASDAQ less attractive from an investment perspective than had been the case in 1994 when the Fund commenced operations.



                 THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS

           THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I. ANY UNMARKED
                           PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

     The Board does not know of any matters to be presented at the Meeting other than that which is set forth in this proxy statement. If any other matter requiring the vote of the Fund's shareholders should arise, the persons named as proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   * * * * *

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Fund, 466 Lexington Avenue, New York, New York 10017-3147. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                                          By Order of the Board of Directors,

                                          Eugene P. Grace
                                          Vice President and Secretary

New York, New York

July 2, 1998

                                                                       EXHIBIT A

                      WARBURG, PINCUS JAPAN OTC FUND, INC.

                         OWNERS OF MORE THAN 5% OF THE
                   OUTSTANDING SHARES OF A CLASS OF THE FUND

COMMON SHARES


                                                                  NUMBER OF          PERCENT OF
                                                                COMMON SHARES       COMMON SHARES
NAME AND ADDRESS                                               OWNED OF RECORD       OUTSTANDING
----------------                                              ------------------    -------------
Charles Schwab & Co.*.......................................     2,768,122.422         37.24%
Special Custody Account For the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Donaldson, Lufkin & Jenrette*...............................       551,036,060          7.41%
Securities Corp. Pershing Division
Mutual Fund Balancing
1 Pershing Plaza Fl 14
Jersey City, NJ 07399-0001

Natl Financial Svs Corp*....................................     1,518,289.129         20.42%
Fbo Customers
P.O. Box 3908
Church St. Station
New York, NY 10003-3908

FTC & CO*...................................................       551,792.645          7.42%
Attn: Datalynx -- House Account
P.O. Box 133736
Denver, CO 80217-3736


ADVISOR SHARES


                                                                NUMBER OF
                                                              ADVISOR SHARES       PERCENT OF
                                                                 OWNED OF        ADVISOR SHARES
NAME AND ADDRESS                                                  RECORD          OUTSTANDING
----------------                                              --------------     --------------
Warburg Pincus Asset Mgmt...................................      102.210             83.98%
Attn: Stephen Distler
466 Lexington Ave. 10th Fl.
New York, NY 10017-3140


---------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                  [PROXY CARD]
                      WARBURG, PINCUS JAPAN OTC FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby instruct Eugene P. Grace and Janna Manes, and each of them, with full power of substitution, to vote the shares of Warburg, Pincus Japan OTC Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a special meeting of the shareholders of the Fund (the "Meeting") to be held on August 21, 1998, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017 (12th Floor), and any adjournments thereof.

I hereby revoke any and all proxies previously given by me with respect to such shares. I acknowledge receipt of the Proxy Statement dated July 2, 1998. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.


--------------------------------------------------------------------------------
 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                  ENVELOPE.
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--------------------------------------------------------------------------------
SIGNATURE SHOULD BE EXACTLY AS THE NAME OR NAMES APPEAR(S) ON THIS PROXY CARD.
IF THE INDIVIDUAL SIGNING THE PROXY CARD IS A FIDUCIARY (E.G., ATTORNEY, EXECUTOR, TRUSTEE, GUARDIAN, ETC.), THE INDIVIDUAL'S SIGNATURE MUST BE FOLLOWED BY HIS FULL TITLE.
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HAS YOUR ADDRESS CHANGED?  DO YOU HAVE ANY COMMENTS?

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




                                 [REVERSE SIDE]

{X}      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                      THE BOARD OF DIRECTORS OF THE FUND
                                       RECOMMENDS A VOTE FOR PROPOSAL 1,

WARBURG PINCUS JAPAN OTC FUND                             For  Against  Abstain
                                                          [ ]  [ ]      [ ]


   VOTE THIS PROXY CARD TODAY      1)    To approve or disapprove a new
    BY MAIL OR VOTE ON-LINE              investment policy for the Fund.
      AT www.warburg.com
 YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

    This proxy, if properly        2)    To transact such other business as may
    executed, will be voted              properly come before the Meeting or any
    in this manner directed              adjournment thereof.
      by the undersigned
         shareholder.

      IF NO DIRECTION IS                 Mark box at right if an address change
         MADE FOR THE                    or comment has been noted on the
        PROPOSAL, THIS                   reverse side of this card. [ ]
         PROXY WILL BE
       VOTED "FOR" SUCH
           PROPOSAL.



RECORD DATE SHARES:


Please be sure to sign and date this Proxy. Date


----------------------------------------------------------------
Shareholder sign here           Co-owner sign here: